Execution Copy



                          FDS GUARANTY



          GUARANTY, dated as of June 4, 1996 ("Guaranty"), made

by FEDERATED DEPARTMENT STORES, INC., a Delaware corporation (the

"Guarantor"), in favor of the Guaranteed Parties referred to below.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Amended and Restated Program

Agreement, dated as of the date hereof (the "Amended and Restated

Program Agreement").

          WHEREAS, Monogram Bank, USA ("Monogram"), R. H. Macy &

Co., Inc. ("Macy"), Macy's Northeast, Inc. ("Macy's Northeast"),

Macy's South, Inc. ("Macy's South"), Macy's California, Inc.

("Macy's California"), Bullock's, Inc. ("Bullock's"), I. Magnin,

Inc. and Macy Specialty Stores, Inc. entered into a Credit Card

Program Agreement dated as of May 10, 1991 (the "Program

Agreement"); and

          WHEREAS, contemporaneously herewith, GE Capital

Consumer Card Co. (as the successor to Monogram) ("GE Bank"),

Guarantor (as the successor to Macy), FDS National Bank ("FDS

Bank"), FACS Group, Inc. ("FACS"), Macy's East (as the successor to Macy's Northeast and Macy's South), Macy's West (as the

successor to Macy's California), Bullock's, Broadway Stores, Inc.

("Broadway") and MSS-Delaware, Inc. ("MSS") are entering into the

Amended and Restated Program Agreement amending and restating the

Program Agreement in its entirety; and

          WHEREAS, General Electric Capital Corporation ("GE

Capital"), Macy, Macy Credit Corp., Macy Receivables Funding

Corp., Macy's California, Macy's Northeast, Macy's South,

Bullock's, I. Magnin, Macy Receivables Master Servicing Corp. and

Macy Specialty entered into a Commercial Accounts Agreement,

dated as of May 10, 1991 (the "Commercial Accounts Agreement");

and

          WHEREAS, contemporaneously herewith, GE Capital,

Guarantor, FDS Bank, Macy's East, Macy's West, Bullock's,

Broadway, FACS, and MSS are entering into the Amended and

Restated Commercial Accounts Agreement amending and restating the

Commercial Accounts Agreement in its entirety; and

          WHEREAS, contemporaneously with the execution of the

Amended and Restated Program Agreement and the Amended and

Restated Commercial Accounts Agreement, GE Bank, GE Capital and

FACS are entering into the FACS Services Agreement and GE

Capital, Guarantor, FDS Bank and FACS are entering into the GE

Capital Services Agreement (the Amended and Restated Program

Agreement, the Amended and Restated Commercial Accounts

Agreement, the FACS Services Agreement and the GE Capital

Services Agreement, as they may be amended, supplemented or

otherwise modified from time to time, referred to hereinafter collectively as the "Guaranteed Agreements"); and

          WHEREAS, FDS Bank and the other FDS Companies are

wholly owned subsidiaries of Guarantor; and

          WHEREAS, Guarantor desires to execute this Guaranty to

induce GE Bank and GE Capital to execute, deliver and perform their respective obligations under the Guaranteed Agreements (GE

Bank, GE Capital, their Affiliates and their respective officers,

directors, agents and representatives are referred to herein collectively as the "Guaranteed Parties").

          NOW, THEREFORE, in consideration of the premises and to

induce the Guaranteed Parties to execute, deliver and perform their respective obligations under the Guaranteed Agreements, and for other good and valuable consideration, the receipt and

sufficiency of which are hereby acknowledged, the Guarantor

hereby agrees as follows:

          SECTION 1.  Guaranty.  (a)  The Guarantor hereby

unconditionally and irrevocably guarantees the full and prompt payment when due and performance, subject to, and on the terms and conditions set forth in the Guaranteed Agreements, of the specific obligations of FDS Bank, FACS, and each of the other FDS

Companies and their respective successors and assigns

(collectively, the "Obligors") under the Guaranteed Agreements whether now existing or hereafter arising (collectively, the

"Obligations"), and any and all expenses (including, without limitation, counsel fees and expenses) incurred by any of the

Guaranteed Parties in enforcing any rights under this Guaranty to the extent such Guaranteed Party is entitled to performance or payment under this Guaranty.  This Guaranty is an absolute

guaranty of payment and performance and not a guaranty of

collection.

          SECTION 2.  Guaranty Absolute.   (a)  The Guarantor

guarantees that the Obligations will be paid and performed

strictly in accordance with the terms of each of the Guaranteed

Agreements as then in effect, provided that the liability of the

Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (i)  any lack of validity or enforceability of any

provision of any of the Guaranteed Agreements or any other

agreement or instrument relating to the Guaranteed Agreements, or avoidance or subordination of any of  the Obligations;

          (ii) any change in the time, manner or place of payment

or performance of, or in any other term of, all or any of the

Obligations, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, any of the

Guaranteed Agreements;

          (iii)     any waiver, consent, extension, forbearance

or granting of any indulgence by any of the Guaranteed Parties with respect to any provision of any of the Guaranteed

Agreements; or

          (iv) any other circumstance which might otherwise

constitute a legal or equitable discharge or defense of a

guarantor.

          (b)  Subject to the foregoing provisions of Section

2(a) hereof, the Guarantor shall only be liable hereunder with respect to any Obligation to the same extent that the respective

Obligor would be liable under the respective Guaranteed Agreement with respect to that Obligation (subject to the terms, conditions and limitations set forth in Article X of the Amended and

Restated Program Agreement and Article 7 of the FACS Services

Agreement).

          SECTION 3.  Waiver.  (a)  The Guarantor hereby

(i) waives (A) promptness, diligence, notice of acceptance and any and all other notices with respect to any of the Obligations or this Guaranty, (B) the filing of any claim with any

Governmental Authority in the event of the insolvency or

receivership of any of the Obligors, (C) protest or notice with respect to nonperformance or nonpayment of all or any of the

Obligations, and (D) all demands whatsoever; and (ii) covenants and agrees that this Guaranty will not be discharged except by complete performance of the Obligations and any other obligations of the Guarantor hereunder.

          (b)  If, in the exercise of any of its rights and

remedies, any of  the Guaranteed Parties shall forfeit any of its rights or remedies, whether because of any applicable Law

pertaining to "election of remedies" or the like, the Guarantor hereby consents to such action by such Guaranteed Party and

waives any claim based upon such action.  Any election of

remedies which results in the denial or impairment of the right of such Guaranteed Party to seek a deficiency judgment against any of the Obligors shall not impair the obligation of the

Guarantor to pay the full amount of the Obligations or any other obligation of the Guarantor contained herein.

          (c)  The Guarantor consents and agrees that the

Guaranteed Parties shall be under no obligation to marshal any assets in favor of the Guarantor or otherwise in connection with obtaining payment of any or all of the Obligations from any

Person or source.

          SECTION 4.  Representations and Warranties.  The

Guarantor hereby represents and warrants to the Guaranteed

Parties as follows:

          (a)  Organization and Good Standing.  The Guarantor (i)

is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and (ii) has all requisite corporate power and authority to execute, deliver and perform this Guaranty.

          (b)  Authorization.  The Guarantor has taken all

necessary corporate action to authorize the execution, delivery and performance by the Guarantor of this Guaranty.  The Guarantor has duly and validly authorized, executed and delivered this

Guaranty, and this Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable against the

Guarantor in accordance with its terms.

          (c)  Effect of Agreement.  The execution, delivery and

performance by the Guarantor of this Guaranty will not, with or without the giving of notice or the lapse of time, or both, (a)

violate any provision of Law to which the Guarantor is subject,

(b) violate any judgment, order, writ or decree of any court applicable to the Guarantor, or (c) conflict with any provision of the Certificate of Incorporation or By-Laws of the Guarantor

or result in the breach of, or conflict with, any term, covenant,

condition or provision of any Contract to which the Guarantor is a party or by which any of its assets or properties is or may be bound, other than violations, breaches or conflicts which could not reasonably be expected to have a material adverse effect upon

Guarantor's ability to fulfill its obligations hereunder (a

"Guarantor Material Adverse Effect").

          (d)  Consents.  No Consent, authorization or approval

of, or exemption by, or filing with, any Governmental Authority or any other Person is required to be obtained by the Guarantor in connection with the execution, delivery and performance by the

Guarantor of this Guaranty or the consummation by the Guarantor of the transactions contemplated hereby, except for consents,

authorizations, approvals and filings made or obtained prior to the date hereof or those the failure to obtain or make which could not reasonably be expected to have a Guarantor Material

Adverse Effect.

          (e)  Litigation.  There is no Litigation pending before

any Governmental Authority or any private arbitration tribunal,

or, to the knowledge of the Guarantor, threatened against,

relating to or affecting the Guarantor, the resolution of  which could reasonably be expected to have a Guarantor Material Adverse

Effect.

          SECTION 5.  Amendments, Etc.  No amendment or waiver of

any provision of this Guaranty nor consent to any departure by the Guarantor herefrom shall in any event be effective unless the same shall be in writing and approved and signed by GE Capital and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 6.  Addresses for Notices.  All notices and

other communications provided for hereunder shall be in writing

(including telegraphic, telex or facsimile communication) and mailed (return receipt requested), telegraphed, telexed,

facsimilied, delivered via next day courier or delivered by hand.

If to the Guarantor, such notices shall be addressed to it at the address indicated on the signature page hereto.  If to any

Guaranteed Party, such notices shall be addressed to it at the address of such Guaranteed Party specified in the Amended and

Restated Program Agreement.  Either party may provide such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 6.  All such notices and other communications shall be effective when received by the party to whom addressed.

          SECTION 7.  No Waiver; Remedies.  (a)  No failure on

the part of any of the Guaranteed Parties to exercise, and no delay in exercising, any right hereunder shall operate as a

waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by Law or the Guaranteed Agreements.

          (b)  Failure by any of the Guaranteed Parties at any

time or times hereafter to require strict performance by any of the Obligors or the Guarantor of any of the provisions,

warranties, terms or conditions contained in any of the

Guaranteed Agreements shall not waive, affect or diminish any right of any of the Guaranteed Parties any time or times

hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of any of the Guaranteed Parties or any agent, officer or employee of any of  the Guaranteed Parties.

          (c)  No waiver by the Guaranteed Parties of any default

shall operate as a waiver of any other default or the same

default on a future occasion, and no action by any of the

Guaranteed Parties permitted hereunder shall in way affect or impair any of the rights of the Guaranteed Parties or the

obligations of the Guarantor under this Guaranty or under the

Guaranteed Agreements.  Any determination by a court of competent jurisdiction of any amount constituting any of the Obligations shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made.

          SECTION 8.  Continuing Guaranty.  This Guaranty is a

continuing guaranty and shall (i) remain in full force and effect until indefeasible payment and performance in full of the

Obligations and all other amounts payable under this Guaranty,

(ii) be binding upon the Guarantor, its successors and assigns,

and (iii) inure to the benefit of and be enforceable by the

Guaranteed Parties and their respective successors, transferees and assigns.

          SECTION 9.  Reinstatement.  This Guaranty shall remain

in full force and effect and continue to be effective should any of the Obligors become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the assets of any of the

Obligors, and shall, to the fullest extent permitted by Law,

continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or

reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations or such part thereof, whether as a

"voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded,

reduced, restored or returned, the Obligations  shall, to the fullest extent permitted by Law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          SECTION 10.  Governing Law.  This Guaranty shall be

governed by, and construed and interpreted in accordance with,

the Laws of the State of New York without regard to its conflict of Laws provisions.  Wherever possible, each provision of this

Guaranty shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this

Guaranty shall be prohibited by or invalid under applicable Law,

such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Guaranty.

          SECTION 11.  Submission to Jurisdiction.  (a)  Any

legal action or proceeding with respect to this Guaranty or any document related thereto may be brought in the courts of the

State of New York or the United States of America for the

Southern District of New York, and, by execution and delivery of this Guaranty, the Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the

jurisdiction of the aforesaid courts.  The Guarantor hereby

irrevocably waives any objection, including, without limitation,

any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and consents  to the granting of such legal or equitable relief as is deemed appropriate by such courts.

          (b)  The Guarantor irrevocably consents to the service

of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address provided herein, such service to become effective 30 days after such mailing.

          (c)  Nothing contained in this Section shall affect the

right of any Guaranteed Party to serve process in any other

manner permitted by Law or commence legal proceedings or

otherwise proceed against the Guarantor or any of the Guarantor's property in any other jurisdiction.

          SECTION 12.  Miscellaneous.  All references herein to

the Obligors or to the Guarantor shall include their respective successors and assigns, including, without limitation, a

receiver, trustee or debtor-in-possession of or for any of the

Obligors or the Guarantor.  All references to the singular shall be deemed to include the plural where the context so requires.



          IN WITNESS WHEREOF, the Guarantor has caused this

Guaranty to be fully executed and delivered by its duly

authorized officer on the date first above written.





                                   FEDERATED DEPARTMENT STORES, INC.


                                   By: /s/ Ronald W. Tysoe
                                   Name:  Ronald W. Tysoe
                                   Title: Vice Chairman and Chief Financial
                                          Officer


                                   ADDRESS FOR NOTICES:


                                   7 West Seventh Street
                                   Cincinnati, OH  45202
                                   Attention: Law Department